LONGLEAF PARTNERS FUNDS  ®
QUARTERLY REPORT
at March 31, 2006
PARTNERS FUND
INTERNATIONAL FUND
SMALL-CAP FUND

MANAGED BY:
SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

Cautionary Statement
One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).
The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V ratio is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.
© 2006 Longleaf Partners Funds Trust. All Rights Reserved.
LONGLEAF PARTNERS FUNDS and the pine cone logo are registered trademarks and LONGLEAF is a trademark of Longleaf Partners Funds Trust.

CONTENTS

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)
Management Discussion	4
Performance History	6
Portfolio Summary	7
Portfolio of Investments	8

Longleaf Partners International Fund (International Fund)
Management Discussion	12
Performance History	14
Portfolio Summary	15
Portfolio of Investments	16

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
Management Discussion	20
Performance History	22
Portfolio Summary	23
Portfolio of Investments	24
Fund Information	27
Service Directory	Back Cover

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
TO OUR SHAREHOLDERS:
We are pleased to provide the results of the first quarter of 2006. All three Longleaf Funds compounded at an annualized rate much higher than our absolute goal of inflation plus 10%. The Partners Fund also outpaced its benchmark index, the S&P 500, by a significant margin. The table below shows the year-to-date and longer term returns of each Fund.

	Year-to-
	Date	Five Year	Ten Year

Partners Fund	10.4%	10.9%	13.1%
S&P 500 Index	4.2	4.0	9.0

International Fund	5.5	9.4	15.5	*
EAFE Index	9.4	9.6	6.8	*

Small-Cap Fund	5.6	14.3	15.0
Russell 2000 Index	13.9	12.6	10.2

Inflation Plus 10%	3.6	12.6	12.5

* Return since inception 10/26/98. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at 10/31/98 was used to calculate performance since inception. Inflation Plus 10% for the period since inception was 12.7%.
A broad-based group of holdings created the successful quarter, and the performance details follow in the Management Discussion section of each Fund. Cash levels rose across the three Funds as we scaled back several overweighted positions, and exited a long-time Partners Fund holding, Waste Management, as well as Deltic Timber in the Small-Cap Fund. The proceeds remain in cash because we have not found an opportunity that qualifies. We purchased Dell in the International Fund during the quarter, but neither Partners nor Small-Cap have new holdings thus far in 2006.
Although we never know when the price of a company will begin to reflect value, the recent good performance was not altogether unexpected given where we began the year. Price-to-value ratios (P/ V) were near or below long-term averages, the Funds were much more fully invested, and value growth expected from our holdings was higher than normal given the quality of the businesses we owned and the management teams running them. While the P/ Vs have risen a bit with the recent performance, they are still attractive, and the other factors that

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
made us optimistic are still in place. We believe the opportunity remains to compound at inflation plus 10% rates over the next five years.
Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

Intentionally Left Blank

Partners Fund - MANAGEMENT DISCUSSION
Longleaf Partners Fund posted a 10.4% return in the first quarter compared to the S&P 500’s 4.2% performance. Over the last five years, the Fund has outperformed the index by almost 700 basis points annually, delivering 10.9% per year versus 4.0%. More importantly, the Fund finished the first three months of 2006 well ahead of our annual inflation plus 10% goal. A quarter is a short measuring period, but we welcome starting the year with strong absolute returns.
The good performance was accompanied by relatively little portfolio activity. No new names entered the Fund, and one company, Waste Management, was sold as it approached our appraisal. Knight Ridder announced that McClatchy would purchase the company later in 2006.
Most of the stocks in the Fund rose during the quarter with the largest contributor being Level 3. As the company reported higher operating cash flow for 2005 and increased guidance for 2006, the stock price responded. The financial results reflected our long-held belief that growing demand and industry consolidation eventually would stabilize pricing. Also, the company made a very important acquisition of Wiltel, and announced a smaller but favorable acquisition of Progress Telecom. The stock rose over 80% in the quarter and the convertible bonds purchased last year were up 50%.
Several other stocks contributed meaningfully to the Fund’s results including Aon, NipponKoa, Disney, Cemex, Philips, and DIRECTV. Because these companies sold so far below our appraisals at year-end, they remain attractively priced even after the recent gains. Aon grew market share and increased margins. At NipponKoa the market continued to focus attention on the company’s valuable investment portfolio, and the company’s operating business also performed well. Disney reported strong results, announced the purchase of Pixar, and continued to buy in shares. No particular major news emerged from Cemex or Philips, but solid business results helped both stocks maintain their upward movement. DIRECTV grew subscribers and ARPU (average revenue per user). Chase Carey and his team have positioned the company for ongoing double-digit value growth through strengthened operations and an aggressive share repurchase plan.
General Motors remained the most controversial and most asked-about name in the portfolio. The stock’s 11% rise in the quarter may have reflected the end of selling pressure, but did not represent improved sentiment. The company made progress in addressing some of its challenges in the last three months. Jerry York joined the board, a significant employee buyout package was offered to union members, the 51% sale of GMAC moved forward (and was announced just after quarter-end,) and GM continued to work with the UAW and Delphi to avert a strike. GM’s price remains far below our appraisal which does not include any

Partners Fund - MANAGEMENT DISCUSSION
assumption of major improvements in the North American truck and car business.
Pioneer Natural Resources was the only holding that had a meaningful negative impact on performance. The stock fell 13% as oil and gas prices retreated and the company reported poor exploration results for 2005. Pioneer Natural Resources sells well below our appraisal, and for substantially less than comparable oil and gas companies due to the long life of its reserves.
The growth in the Fund’s NAV pushed the price-to-value ratio to the high-60%s, near the long-term average. We are hopeful that future returns can match those delivered since the Partners Fund opened in 1987.

Partners Fund - PERFORMANCE HISTORY
AVERAGE ANNUAL RETURNS
for the periods ended March 31, 2006

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

Year-to-Date	10.37%	3.56%	4.21%
One Year	15.61	13.36	11.73
Five Years	10.89	12.55	3.97
Ten Years	13.13	12.53	8.95
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted CPI-U is used for periods less than a full year. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Partners Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS
at March 31, 2006

		Net
		Assets

Common Stock		92.5%
Koninklijke Philips Electronics N.V.	7.5
Dell Inc.	7.1
Aon Corporation	6.4
The NipponKoa Insurance Company, Ltd.	6.1
Cemex S.A. de C.V.	6.0
Vivendi Universal, S.A.	5.6
The Walt Disney Corporation	5.4
FedEx Corporation	5.2
Yum! Brands, Inc.	5.1
The DIRECTV Group, Inc.	4.9
Liberty Media Corporation	4.6
Level 3 Communications, Inc.	4.4
Comcast Corporation	4.3
Pioneer Natural Resources Company	4.1
Sprint Nextel Corporation	3.7
Anheuser-Busch Companies, Inc.	3.6
General Motors Corporation	3.2
Telephone and Data Systems, Inc.	2.9
Knight-Ridder, Inc.	1.5
Discovery Holding Company	0.7
Nestle S.A.	0.2
Corporate Bonds		3.7
Level 3 Communications, Inc.	3.7
Cash Reserves		2.7
Other Assets and Liabilities, net		1.1

		100.0%

PORTFOLIO CHANGES
January 1, 2006 through March 31, 2006

New Holdings	Eliminations

None	Waste Management, Inc.

Partners Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2006 (Unaudited)

Shares			Value

Common Stock 92.5%
		Automobiles 3.2%
14,240,000		General Motors Corporation	$302,884,800
		Beverages 3.6%
7,912,800		Anheuser-Busch Companies, Inc.	338,430,456
		Broadcasting and Cable 9.2%
1,668,996	*	Comcast Corporation – Class A	43,660,935
13,779,563	*	Comcast Corporation – Class A Special	359,922,185
28,510,400	*	The DIRECTV Group, Inc.	467,570,560

			871,153,680

		Construction Materials 6.0%
2,779,780		Cemex S.A. de C.V. (Foreign)	18,137,108
8,418,871		Cemex S.A. de C.V. ADS (Foreign)	549,583,899

			567,721,007

		Entertainment 10.7%
4,335,344	*	Discovery Holding Company – Class A	65,030,160
53,369,448	*	Liberty Media Corporation – Class A	438,163,168
18,465,000		The Walt Disney Corporation	514,988,850

			1,018,182,178

		Food 0.2%
55,000		Nestle S.A. (Foreign)	16,326,609
		Insurance Brokerage 6.4%
14,627,000		Aon Corporation	607,166,770
		Multi-Industry 5.6%
11,590,986		Vivendi Universal, S.A. (Foreign)(d)	398,071,429
4,068,200		Vivendi Universal, S.A. ADR (Foreign)	139,132,440

			537,203,869

		Natural Resources 4.1%
8,784,400		Pioneer Natural Resources Company(b)	388,709,700
		Property & Casualty Insurance 6.1%
63,701,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)(d)	581,264,860
		Publishing 1.5%
2,324,000		Knight-Ridder, Inc.	146,900,040
		Restaurants 5.1%
9,880,000		Yum! Brands, Inc.	482,736,800

Partners Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2006 (Unaudited)

Shares			Value

		Technology 14.6%
22,657,672	*	Dell Inc.	$674,292,319
19,232,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	650,001,765
1,941,965		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	65,347,122

			1,389,641,206

		Telecommunications 11.0%
81,029,000	*	Level 3 Communications, Inc.(b)	419,730,220
13,663,200		Sprint Nextel Corporation	353,057,088
1,530,800		Telephone and Data Systems, Inc.	60,374,752
5,666,200		Telephone and Data Systems, Inc. – Special	213,899,050

			1,047,061,110

		Transportation 5.2%
4,372,000		FedEx Corporation(d)	493,773,680

		Total Common Stocks (Cost $6,218,989,005)	8,789,156,765

Principal
Amount

Corporate Bonds 3.7%
Telecommunications 3.7%
222,079,000	Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11 (Cost $222,079,000)(b)(c)	346,443,240
Short-Term Obligations 2.7%
260,348,000	Repurchase Agreement with State Street Bank, 4.15% due 4-3-06, Repurchase price $260,438,037 (Collateralized by U.S. government agency securities)	260,348,000

Total Investments (Cost 6,701,416,005)(a)	98.9%	9,395,948,005
Other Assets and Liabilities, Net	1.1	107,284,876

Net Assets	100.0%	$9,503,232,881

Net asset value per share		$34.18

*  Non-income producing security

(a)	Aggregate cost for federal income tax purposes is $6,722,376,541. Net unrealized appreciation of $2,694,532,000 consists of unrealized appreciation and depreciation of $3,191,620,200 and $(497,088,200), respectively.
(b)	Affiliated issuer as defined under Section 2(a)(3) of the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of the issuer.)
(c)	Illiquid security.
(d)	All or a portion designated as collateral for forward currency contracts.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 25% of net assets.

Partners Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2006 (Unaudited)
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain(Loss)

278,268,000	Euro 6-2-06	$338,525,135	$(10,249,593)
40,086,000	Euro 8-22-06	48,996,265	(791,007)
12,930,000,000	Japanese Yen 4-7-06	109,970,391	2,962,474
22,083,000,000	Japanese Yen 6-2-06	189,255,956	(1,405,059)
29,770,917,000	Japanese Yen 8-22-06	258,006,151	1,999,585

		$944,753,898	$(7,483,600)

Intentionally Left Blank

International Fund - MANAGEMENT DISCUSSION
Longleaf Partners International Fund gained 5.5% in the first quarter compared to a 9.4% gain for the EAFE index. We are well on our way towards achieving our annual absolute return objective of inflation plus 10%.
Renault contributed most to the quarter’s performance, despite reporting disappointing operating results. New CEO Carlos Ghosn has committed to aggressive operating targets at Renault. We hope that he succeeds, but take comfort even if he fails in the fact that Renault remains cheap because its investments in Nissan and Volvo account for most of Renault’s current market capitalization. NipponKoa and Millea were the next largest contributors, even though the Japanese market, which conventional wisdom insists drives the performance of Japanese non-life stocks, barely moved. Cemex’s strong operating performance continued during the quarter, as did the strength of its stock price. Olympus rounded out the list of major contributors after reporting stronger than expected camera earnings. The market continues to focus on the fortunes of cameras, even though Olympus’ medical equipment business generates over 90% of earnings.
Of the portfolio’s other fourteen equity positions, half advanced, and six declined marginally. Only Fairfax Financial Holdings detracted meaningfully from the quarter’s performance after delaying the release of its annual report because of a restatement that auditors required at Odyssey Re, the reinsurance company that is 80% owned by Fairfax. The restatement related to the timing of when profits on a certain finite reinsurance contracts from as long as ten years ago would be recognized. Odyssey filed its 10-K, and Fairfax released its annual report, after trading hours on March 31. Ratings agencies have affirmed Fairfax’s ratings. None of this impacted our appraisal, which is substantially higher than the price.
We added one new position during the quarter: Dell Inc. The Partners Fund established a position in Dell in 2005. We bought Dell for the International Fund after its most recent quarterly results brought our appraisal of Dell’s rapidly growing international business in line with its U.S. business value. A combination of double-digit international growth, increasing margins, and low tax rates makes Dell’s international business one of the fastest growing business segments anywhere. We are delighted that an intense focus on Dell’s U.S. slowdown has given us a chance to buy the international business for free.
While one stock does not make or break a trend, it is perhaps symbolic that the Fund’s purchase of Dell marks the first time in recent years that the research flow amongst the Longleaf Funds has reversed. For most of the last eight years, the Partners and Small-Cap Funds have benefited from non-U.S. names generated by our international research. In fact, the primary reason that we started the Longleaf Partners International Fund in 1998 was that we were consistently

International Fund - MANAGEMENT DISCUSSION
finding more international names than the Partners and Small-Cap Funds could accommodate.
This flow’s reversal is not surprising. International markets continue to outperform the U.S. market, both in local and U.S. dollar terms. In the past five years, the EAFE index has handily outperformed the S&P 500 index: 9.6% to 4.0%. Enthusiasm for international funds, both traditional and “hedge,” has sustained or even gathered momentum into 2006. Some of the riskiest international markets and stocks have turned in the strongest performances: the Russian RTS index gained over 27% during the quarter, the Pakistani KSE100 gained 21% and the Brazilian Bovespa gained 13%.
Turning to our own internal metrics, international and domestic price-to-value ratios are broadly in line, and our U.S. on-deck and buy lists are larger than international. The Fund’s price-to-value ratio remains in the low-70%s.
The international market is so broad and diverse that it is impossible to have an intelligent “market view” and unclear how a “view” would help an investor tasked with selecting specific stocks. What is clear is that sentiment towards international investing is extraordinarily positive. This optimism is perhaps warranted by the facts, but not conducive to finding bargains. Ironically, the companies that appeal to us most are those that are attractively priced in this environment: franchises such as Nestle and BSkyB, companies with rock-solid balance sheets such as NipponKoa and Millea, and companies with hidden jewels masked by holding company discounts such as Renault, Philips and Olympus. These companies tend to prosper when the tide recedes, even if they sometimes miss the big performance waves when the tide is high. We will continue to search for new qualifiers without sacrificing our principles. We hope that you share our enthusiasm about the Fund’s current holdings and long-term prospects.

International Fund - PERFORMANCE HISTORY
AVERAGE ANNUAL RETURNS
for the periods ended March 31, 2006

	International	Inflation	EAFE
	Fund	Plus 10%	Index

Year-to-Date	5.47%	3.56%	9.40%
One Year	16.37	13.36	24.41
Five Years	9.43	12.55	9.63
Since Public Offering 10/26/98	15.53	12.73	6.77
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted CPI-U is used for periods less than a full year. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

International Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS
at March 31, 2006

		Net
		Assets

Common Stock		90.2%
The NipponKoa Insurance Company, Ltd.	8.5
Koninklijke Philips Electronics N.V.	6.7
Cemex S.A. de C.V.	6.4
Olympus Corporation	6.1
Shaw Communications Inc.	6.1
Renault S.A.	5.5
Millea Holdings, Inc.	5.4
Vivendi Universal, S.A.	5.2
The News Corporation	5.1
Dell Inc.	5.0
British Sky Broadcasting Group plc	4.9
Molson Coors Brewing Company	4.7
Nestle S.A.	4.5
Willis Group Holdings Limited	4.0
Yum! Brands, Inc.	3.8
Fairfax Financial Holdings Limited	3.1
KDDI Corporation	3.0
NTT DoCoMo, Inc.	2.0
SKY Perfect Communications Inc.	0.2
Cash Reserves		9.3
Other Assets and Liabilities, net		0.5

		100.0%

PORTFOLIO CHANGES
January 1, 2006 through March 31, 2006

New Holdings	Eliminations

Dell Inc.	None

International Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2006 (Unaudited)

Shares		Value

Common Stock 90.2%
	Automobiles 5.5%
1,597,000	Renault S.A. (France)(b)	$169,821,558
	Beverages 4.7%
2,089,600	Molson Coors Brewing Company (United States)(b)	143,388,352
	Broadcasting and Cable 16.3%
16,239,000	British Sky Broadcasting Group plc (United Kingdom)(b)	152,346,421
9,041,240	The News Corporation (United States)	158,764,175
7,808,900	Shaw Communications Inc. – Class B (Canada)(b)	186,710,799
8,995	SKY Perfect Communications Inc. (Japan)	6,618,241

		504,439,636

	Construction Materials 6.4%
1,732,631	Cemex S.A. de C.V. (Mexico)	11,304,821
2,858,188	Cemex S.A. de C.V. ADS (Mexico)	186,582,513

		197,887,334

	Food 4.5%
469,000	Nestle S.A. (Switzerland)	139,221,447
	Insurance Brokerage 4.0%
3,586,000	Willis Group Holdings Limited (United Kingdom)	122,856,360
	Medical and Photo Equipment 6.1%
6,405,000	Olympus Corporation (Japan)(b)	188,286,321
	Multi-Industry 5.2%
4,653,000	Vivendi Universal, S.A. (France)(b)	159,798,861
	Property & Casualty Insurance 17.0%
910,000	Fairfax Financial Holdings Limited (Canada)	96,773,696
8,396	Millea Holdings, Inc. (Japan)	166,207,986
28,556,000	The NipponKoa Insurance Company, Ltd. (Japan)(b)	260,570,467

		523,552,149

	Restaurants 3.8%
2,418,000	Yum! Brands, Inc. (United States)	118,143,480

International Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2006 (Unaudited)

Shares			Value

		Technology 11.7%
5,193,000	*	Dell Inc. (United States)	$154,543,680
3,044,931		Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	102,912,174
3,063,069		Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	103,072,272

			360,528,126

		Telecommunications 5.0%
17,163		KDDI Corporation (Japan)	91,720,705
41,647		NTT DoCoMo, Inc. (Japan)(b)	61,568,207

		Total Common Stocks (Cost $1,879,372,947)	153,288,912

			2,781,212,536

Principal
Amount

Short-Term Obligations 9.3%
125,305,000	Repurchase Agreement with State Street Bank, 4.15% due 4-3-06, Repurchase price $125,348,335 (Collateralized by U.S. government agency securities)	125,305,000
160,000,000	U.S. Treasury Bills, 4.34% – 4.50% due 4-6-06 to 4-20-06	159,818,958

Total Short-Term Obligations	285,123,958

Total Investments (Cost $2,164,496,905)(a)	99.5%	3,066,336,494
Other Assets and Liabilities, Net	0.5	16,568,786

Net Assets	100.0%	$3,082,905,280

Net asset value per share	$ 18.31

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $901,839,589 consists of unrealized appreciation and depreciation of $934,502,653 and $(32,663,064), respectively.
(b)	All or a portion designated as collateral for forward currency contracts.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

International Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2006 (Unaudited)
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain(Loss)

78,600,000	British Pound 4-7-06	$136,563,680	$1,122,280
4,787,000	British Pound 8-22-06	8,335,539	(8,217)
77,000,000	Canadian Dollar 4-7-06	65,944,004	(148,909)
40,707,000	Canadian Dollar 6-2-06	34,918,492	249,543
190,948,000	Canadian Dollar 8-22-06	164,182,903	2,124,928
79,497,000	Euro 6-2-06	96,711,561	(2,928,155)
14,656,000	Euro 8-22-06	17,913,717	(289,220)
7,700,000,000	Japanese Yen 4-7-06	65,488,941	2,842,529
31,411,337,000	Japanese Yen 6-2-06	269,201,767	(1,998,587)
26,488,000,000	Japanese Yen 8-22-06	229,555,137	2,327,906

		$1,088,815,741	$3,294,098

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	27.9%	25.2%
United States	20.7	18.6
France	11.8	10.7
Canada	10.2	9.2
United Kingdom	9.9	8.9
Netherlands	7.4	6.7
Mexico	7.1	6.4
Switzerland	5.0	4.5

	100.0%	90.2

Cash, other assets and liabilities, net		9.8

		100.0%

Intentionally Left Blank

Small-Cap Fund - MANAGEMENT DISCUSSION
Longleaf Partners Small-Cap Fund rose 5.6% in the first quarter, outpacing the annual goal of inflation plus 10%, but underperforming the Russell 2000’s 13.9% return. Over the last five years the Fund has surpassed both our absolute goal and the index, compounding at 14.3% per year versus 12.6% for both inflation plus 10% and the Russell 2000.
The primary driver of the first quarter’s return was Level 3. As the company reported higher operating cash flow for 2005 and increased guidance for 2006, the stock price responded. The financial results reflected our long-held belief that growing demand and industry consolidation eventually would stabilize pricing. Also, the company made a very important acquisition of Wiltel, and announced a smaller but favorable acquisition of Progress Telecom. The stock rose over 80% in the quarter and the convertible bonds were also up significantly. We are comfortable with the Fund’s overweighted position in Level 3 because the equity sells for a deep discount to a growing appraisal. The company’s improving fundamentals have not only increased Level 3’s value, but have also provided additional cushion and coverage to the convertible and non-convertible bonds.
A number of other stocks helped performance with Shaw, Jacuzzi and Olympus leading the way. Shaw reported strong results on all fronts and its value continued to build. At Jacuzzi, the non-residential division, Zurn, posted outstanding results and the company has taken steps to turn around its residential bath business. Olympus showed a significant improvement in the camera business due to cost cuts and a successful new SLR camera. While the growing and profitable medical equipment business generates 90% of earnings, the market remains focused on cameras.
Pioneer Natural Resources and Fairfax Financial hurt performance in the quarter. Pioneer fell 13% as oil and gas prices retreated and the company reported poor exploration results for 2005. The stock sells well below our appraisal, and for substantially less than comparable oil and gas companies due to the long life of its reserves. Fairfax delayed its annual report because of a restatement that auditors required at Odyssey Re, the reinsurance company that is 80% owned by Fairfax. The restatement related to the timing of when profits on certain finite reinsurance contracts from as long as ten years ago would be recognized. Odyssey filed its 10-K, and Fairfax released its annual report, after trading hours on March 31. Rating agencies have affirmed Fairfax’s ratings. None of this impacted our appraisal, which is substantially higher than the price.
We have completed the sale of Deltic Timber, which reached our appraisal. Investment opportunities that meet our qualitative criteria and are selling at a

Small-Cap Fund - MANAGEMENT DISCUSSION
steep discount to appraisal remain difficult to find. The small cap universe has had quite a run over the last three years, averaging 29.5% per year as measured by the Russell 2000, and the long rally has been somewhat broad-based. The result has been higher cash levels than we would like. At the end of the quarter the Small-Cap Fund held 12.5% in cash reserves.
A couple of companies are “on deck,” meaning they meet our qualitative criteria but are not quite cheap enough. We are hopeful that these ideas or others we find will enable us to convert the low-returning cash into investment opportunities. In addition, several new qualifying names would help move the Fund’s price-to-value ratio closer to historic averages from its current mid-70%s level.

Small-Cap Fund - PERFORMANCE HISTORY
AVERAGE ANNUAL RETURNS
for the periods ended March 31, 2006

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

Year-to-Date	5.55%	3.56%	13.94%
One Year	14.41	13.36	25.85
Five Years	14.32	12.55	12.59
Ten Years	14.97	12.53	10.15
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted CPI-U is used for periods less than a full year. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Small-Cap Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS
at March 31, 2006

		Net
		Assets

Common Stock		76.5%
Shaw Communications Inc.	6.9
Olympus Corporation	6.0
Discovery Holding Company	5.9
Hilb, Rogal & Hobbs Company	4.8
Jacuzzi Brands, Inc.	4.8
IHOP Corp.	4.7
Level 3 Communications, Inc.	4.7
Pioneer Natural Resources Company	4.6
Molson Coors Brewing Company	4.5
Service Corporation International	4.5
Everest Re Group, Ltd.	4.4
PepsiAmericas, Inc.	4.3
Ruddick Corporation	3.3
Fairfax Financial Holdings Limited	3.1
Willis Group Holdings Limited	2.8
Hasbro, Inc.	2.7
U.S.I. Holdings Corporation	1.3
Potlatch Corporation	1.1
Vail Resorts, Inc.	1.0
Odyssey Re Holdings Corp.	0.6
Hollinger International Inc.	0.4
Saks Incorporated	0.1
Corporate Bonds		10.8
Level 3 Communications, Inc.	10.8
Cash Reserves		12.5
Other Assets and Liabilities, net		0.2

		100.0%

PORTFOLIO CHANGES
January 1, 2006 through March 31, 2006

New Holdings	Eliminations

Level 3 Communications, Inc., 11.5% Senior Notes due 3-1-10*	Deltic Timber Corporation Level 3 Communications, Inc., 11% Senior Notes due 3-15-08* Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08*
* Level 3 2008 Notes exchanged for 2010 maturity.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2006 (Unaudited)

Shares			Value

Common Stock 76.5%
		Beverages 8.8%
1,981,000		Molson Coors Brewing Company(c)	$135,936,220
5,262,900		PepsiAmericas, Inc.	128,677,905

			264,614,125

		Broadcasting and Cable 6.9%
8,716,700		Shaw Communications Inc. – Class B (Foreign)(c)	208,416,297
		Entertainment 5.9%
11,922,000	*	Discovery Holding Company – Class A	178,830,000
		Funeral Services 4.5%
17,204,900		Service Corporation International(b)	134,198,220
		Grocery – Retail 3.3%
4,069,700		Ruddick Corporation(b)	98,934,407
		Insurance Brokerage 8.9%
3,526,400		Hilb Rogal & Hobbs Company(b)	145,358,208
2,385,076	*	U.S.I. Holdings Corporation	38,471,276
2,513,000		Willis Group Holdings Limited (Foreign)	86,095,380

			269,924,864

		Manufacturing 4.8%
14,609,800	*	Jacuzzi Brands, Inc.(b)	143,614,334
		Medical and Photo Equipment 6.0%
6,149,000		Olympus Corporation (Foreign)	180,760,747
		Natural Resources 5.7%
3,112,200		Pioneer Natural Resources Company	137,714,850
766,375		Potlatch Corporation	32,831,505

			170,546,355

		Property & Casualty Insurance 8.1%
1,421,800		Everest Re Group, Ltd. (Foreign)	132,753,466
886,000		Fairfax Financial Holdings Limited (Foreign)	94,221,423
843,800		Odyssey Re Holdings Corp.	18,310,460

			245,285,349

		Publishing 0.4%
1,479,200		Hollinger International Inc.	12,395,696
		Real Estate 1.0%
817,117	*	Vail Resorts, Inc.	31,230,212
		Restaurants 4.7%
2,978,100		IHOP Corp.(b)	142,770,114
		Retail 0.1%
119,600	*	Saks Incorporated	2,308,280

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2006 (Unaudited)

Shares			Value

		Telecommunications 4.7%
27,197,271	*	Level 3 Communications, Inc.	$140,881,864
		Toys 2.7%
3,918,000		Hasbro, Inc.	82,669,800

		Total Common Stocks (Cost $1,794,143,173)	2,307,380,664

Principal
Amount

Corporate Bonds 10.8%
	Telecommunications 10.8%
232,300,000	Level 3 Communications, Inc., 11.5% Senior Notes due 3-1-10	227,073,250
105,964,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	90,334,310
10,800,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 3-15-10	8,626,500

	Total Corporate Bonds (Cost $255,104,798)	326,034,060

Short-Term Obligations 12.5%
101,073,000	Repurchase Agreement with State Street Bank, 4.15% due 4-3-06, Repurchase price $101,107,954 (Collateralized by U.S. government agency securities)	101,073,000
275,000,000	U.S. Treasury Bills, 4.34% – 4.66% due 4-6-06 to 5-4-06	274,313,653

Total Short-Term Obligations	375,386,653

Total Investments (Cost $2,424,634,624)(a)	99.8%	3,008,801,377
Other Assets and Liabilities, Net	0.2	7,519,405

Net Assets	100.0%	$3,016,320,782

Net asset value per share	$28.52

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $584,166,753 consists of unrealized appreciation and depreciation of $610,101,208 and $(25,934,455), respectively.
(b)	Affiliated issuer as defined under section 2(a)(3) of the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of the issuer.)
(c)	Designated as collateral for forward currency contracts.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 23% of net assets.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2006 (Unaudited)
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain (Loss)

102,661,000	Canadian Dollar 6-28-06	$88,129,066	$50,246
99,468,000	Canadian Dollar 8-22-06	85,525,614	1,106,911
85,435,000	Canadian Dollar 9-26-06	73,534,608	(45,928)

		$247,189,288	$1,111,229

Longleaf Partners Funds
FUND INFORMATION
The following additional information may be obtained without charge, upon request, by calling 1-800-445-9469, Option 1, or on the Funds’ website at www.longleafpartners.com, or on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.
Quarterly Portfolio Holdings
Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (please call 1-800-SEC-0330 for information on the operation of the Public Reference Room).
In addition to Form N-Q, Longleaf publishes reports for each fiscal quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and management discussion. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.
Fund Trustees
Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds
SERVICE DIRECTORY
Contact us at www.longleafpartners.com or
(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24 hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
CORRESPONDENCE

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o PFPC
Providence, RI 02940-9694	101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800
PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent	Closed to
Abbreviation	Symbol	Cusip	Fund Number	New Investors

Partners	LLPFX	543069108	133	7-16-04
Intl	LLINX	543069405	136	2-6-04
Sm-Cap	LLSCX	543069207	134	7-31-97